UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 25, 2013

Neah Power Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-49962	88-0418806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22118 20th Avenue SE, Suite 142 Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 424-3324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information About Forward-Looking Statements

This Current Report on Form 8-K of contains forward-looking statements. The words or phrases "would be," "will allow," "intends to," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements." Neah Power Systems, Inc.’s financial and operational results reflected herein should not be construed by any means as representative of the current or future value of its common stock. All information set forth in this Current Report on Form 8-K, except historical and factual information, represents forward-looking statements. This includes all statements about the Company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include issues related to: rapidly changing technology and evolving standards in the industries in which the Company and its subsidiaries operate; the ability to obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, license and sign new agreements; the unpredictable nature of consumer preferences; and other factors set forth in the Company's most recently filed annual report and registration statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the U.S. Securities and Exchange Commission (the “SEC”).

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On November 25, 2013, our board of director’s appointed William M. Shenkin to serve on the registrants Board of Directors, in connection with a Securities Purchase Agreement and Asset Purchase Agreement with Clean Tech Investors LLC.  The appointment of Mr. Shenkin fills a vacancy on our board of directors. Mr. Shenkin is currently the CEO and President of CeFO, Inc.  Mr. Shenkin specializes in working with businesses and individuals in providing family office services for high net worth individuals, chief financial officer services including strategic business review and planning, monthly financial and accounting review, equity and debt financing, buy/sell negotiations, and tax services.  Mr. Shenkin’s professional history encompasses 30 years of CPA, tax, audit and advisory services beginning with Ernst & Young, then Shenkin Kurtz Baker & Co. and presently CeFO, Inc.  He is a member of the American Institute of Public Accountants as serves as a Board Member and Board Advisor for numerous companies and non-profits. Mr. Shenkin holds a M.A. in Accounting from Florida Atlantic University.

Also on November 25, 2013 the Company accepted the resignation of Mr. John Toedtman from the registrants Board of Directors.  The departure of Mr. Toedtman was not a result of any disagreement with the registrant on any matter relating to the registrant’s operations, policies or practices.  Mr. Toedtman will continue to serve in a third party advisory capacity to the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neah Power Systems, Inc.

By:	/s/ David Schmidt
David Schmidt
Chief Financial Officer Acting Principal Financial Officer

Date: November 26  , 2013